Exhibit 99.1

Anbang Insurance Group to acquire Fidelity & Guaranty Life

$26.80 per share all-cash transaction provides immediate value for Fidelity & Guaranty Life stockholders

November 9, 2015, Beijing, China and Des Moines, Iowa – Anbang Insurance Group Co., Ltd. (“Anbang” or “the Company”), a leading global comprehensive insurance group based in Beijing, China, and Fidelity & Guaranty Life (NYSE: FGL) (“FGL”), a leading provider of annuities and life insurance in the U.S., jointly announced that they have entered into a definitive merger agreement on November 8, 2015 pursuant to which Anbang will acquire FGL for $26.80 per share.

The transaction will make Anbang one of the largest insurers by market share in fixed indexed annuity products in the U.S. It is expected that FGL’s solid life and fixed indexed annuity platforms will enhance the growth of Anbang’s business while accelerating FGL’s ability to further extend its policyholder base.

“Anbang has always followed a client-centric philosophy. This transaction will bring value to the customers of both Anbang and FGL,” said the Company in a statement. “Anbang’s deep presence in the Asian insurance market has benefited from a deeply rooted rational investment decisions, long-term, value-driven and client-centric growth strategy, all founded in thorough analysis. The acquisition of FGL—a company with a positive operational track record, skilled management team and employee base, and strong long-term business potential – is consistent with Anbang’s investment strategy, which is focused on globalization.”

“After conducting a review of strategic alternatives, we believe this is an excellent transaction that sets FGL on a good path for continued success,” said Chris Littlefield, FGL’s President & Chief Executive Officer. “Our expertise and ongoing commitment to independent agents and the indexed life and indexed annuity insurance markets, coupled with Anbang’s resources, will allow us to continue to grow our business and serve our customers. In addition, with Anbang’s ownership, FGL will join a strong, diversified global company that has a long-term vision and investment horizon for life insurance. We look forward to continuing to provide our distribution partners with innovative solutions designed to protect their clients’ families and retirement savings.”

“FGL has built a strong and attractive business through the disciplined execution of its strategy,” said Omar Asali, President and Chief Executive Officer of HRG Group, the majority owner of FGL. “We are pleased to have supported FGL’s successful growth and development since 2011, including positioning the company as a leader in the fixed indexed annuity market and executing FGL’s initial public offering in 2013. FGL has been a terrific investment for us and we are happy that FGL has found an ideal new home with Anbang. We believe that this transaction fully reflects the value that has been created at FGL and we strongly support it.”

Pursuant to this agreement, Anbang will acquire all of the outstanding shares of Fidelity & Guaranty Life. Stockholders of FGL will receive $26.80 per share in cash at closing. The transaction represents a 28.9% premium over $20.79 per share, FGL’s unaffected closing stock price prior to the public announcement of the strategic review process on April 6, 2015.

Subject to regulatory approvals and satisfaction of other customary closing conditions, the transaction is expected to close in the second quarter of 2016. Following the execution of the merger agreement, HRG Group, in its capacity as the majority stockholder of FGL, delivered to Anbang a written consent approving and adopting the merger agreement.

About Anbang Insurance Group

Anbang Insurance Group Co., Ltd. is a leading insurance company based in Beijing, China with a global network of over 30 million customers and more than 30,000 employees. In addition to being one of the leading comprehensive insurance groups in China, Anbang’s global business areas cover banking, life insurance, property and casualty insurance, health insurance, pensions, securities, financial leasing and asset management in the following regions: Belgium, Netherlands and South Korea. Customer base includes large enterprises, small and medium sized enterprises, retail and private banking clients. Please visit www.anbanggroup.com/abic/english for more information.

About Fidelity & Guaranty Life

Fidelity & Guaranty Life, an insurance holding company, helps middle-income Americans prepare for retirement. Through its subsidiaries, FGL offers fixed indexed annuity and life insurance products distributed by independent agents through an established network of independent marketing organizations. Fidelity & Guaranty Life, headquartered in Des Moines, Iowa, trades on the New York Stock Exchange under the ticker symbol FGL. For more information, please visit www.fglife.com.

Anbang U.S. Media Contact:

Arielle Patrick

Weber Shandwick

apatrick@webershandwick.com

+ 1 212-445-8470

Anbang China Media Contact:

Joli Yu

Anbang Insurance Group

joli.yu@anbang-international.com

+ 86 13910636526

FGL Media Contact:

Jamie Tully or David Millar

Sard Verbinnen & Co

+ 1 212-687-8080

Cautionary Statement Regarding Forward Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This press release contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements relating to the proposed transaction involving FGL or Anbang, any statement regarding the future performance of FGL or Anbang and any related matters. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond FGL and Anbang’s control. Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements and, therefore, you should not place undue reliance on any such statements. These statements are based on the beliefs and assumptions of FGL’s and Anbang’s management, as applicable. Generally, forward-looking statements include information concerning current expectations, other actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. No forward-looking statement can be guaranteed. Among other risks, there can be no guarantee that the transaction will be completed within the anticipated time frame or at all. Factors that could cause actual results, events and developments to differ materially include, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against FGL or Anbang and others following announcement of the merger agreement; the inability to complete the merger due to the failure to satisfy the conditions to the merger; risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the merger; and legislative, regulatory and economic developments. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in FGL’s most recent reports on Form 10-K and Form 10-Q and other documents of FGL on file with the Securities and Exchange Commission (the “SEC”). FGL does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results. None of the information contained in any websites referenced herein is incorporated into this press release.

Additional Information and Where to Find It

In connection with the proposed transaction, FGL intends to file relevant materials with the SEC, including FGL’s information statement in preliminary and definitive form. FGL stockholders are strongly advised to read all relevant documents filed with the SEC, including FGL’s information statement, because they will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free from FGL by contacting Lisa Foxworthy-Parker at Lisa.Parker@fglife.com.

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